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                               SIXTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT ("Sixth Amendment") dated as of August 28, 2000. by and among SUCCESSORIES, INC., an Illinois corporation, CELEBRATING EXCELLENCE, INC., an Illinois corporation, SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation, CELEX SUCCESSORIES, INC., a Canadian corporation, BRITISH LINKS ACQUISITION CORP., an Illinois corporation, and B.L.G.C., INC., a Texas corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each of which individually is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation ("Agent"), and various Lenders as set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

         WHEREAS, Borrowers, Agent and Lenders have entered into a Credit Agreement dated as June 20, 1997, as amended by a First Amendment dated as of July 16, 1997, a Second Amendment dated as of May 14, 1998, a Third Amendment dated as of September 1, 1998, a Fourth Amendment dated as of April 28, 1999 and a Fifth Amendment dated as of April 6, 2000 (as so amended, the "Credit Agreement"); and

         WHEREAS, Borrowers have requested Lenders to make various financial adjustments to the Credit Agreement and waive and adjust various covenants set forth in the Credit Agreement; and

         WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof.

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Sixth Amendment.

         2.       DEFINITIONS; EXHIBITS.

         (a) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in its entirety to read as follows:

                  "BORROWING BASE" means, as of any date of determination, the sum of (a) an amount equal to eighty-five percent (85%) of Eligible Receivables, PLUS (b) (i) during the months of January and May through December of each year, an amount equal to

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         the percentage of Eligible Inventory equal to the Advance Rate, and
         (ii) during the months of February, March and April of each year, an amount equal to the lesser of Three Million and 00/100 Dollars ($3,000,000.00) and an amount equal to the percentage of Eligible Inventory equal to the Advance Rate; provided, however, that in each case, from the Sixth Amendment Closing Date through and including February 15, 2001, the Borrowing Base shall be reduced by One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) ("Holdback"), and on February 15, 2001 the Holdback shall be released if the amount of the Holdback shall be applied on February 15, 2001, to the scheduled payments of principal on the Term Loan for the remainder of 2001."

                  "RESTRICTED PAYMENT" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of a Borrower or any of its Subsidiaries now or hereafter outstanding or accrued, except (i) dividends payable (other than in shares of common stock) to the holders of Class A or Class B Convertible Preferred Stock of Holdings outstanding on the Sixth Amendment Closing Date, and only so long as such stock shall not have been converted to common shares and only to the extent that cash dividends paid do not exceed the fiscal year's earnings in which or for which such dividends are paid, (ii) a dividend payable solely in shares of that class of stock to the holders of that class or payable solely in common stock, or (iii) Permitted Tax Distributions as provided in the Pledge Agreement for pledge of partnership interests; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of a Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated indebtedness; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of a Borrower or any of its Subsidiaries now or hereafter outstanding.

         (b) Section 1.2 of the Credit Agreement is hereby amended to add the following definition to read in its entirety as follows:

                  "SIXTH AMENDMENT CLOSING DATE" means the day on which the Sixth Amendment to Credit Agreement is executed and delivered by all applicable parties.

         3. PREPAYMENTS FROM EXCESS CASH FLOW. Section 2.6(e) of the Credit Agreement (PREPAYMENTS FROM EXCESS CASH FLOW) is hereby deleted and
Section 2.6(e) shall read as follows:

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                  "(e)      Section Intentionally Omitted."

         4. PREPAYMENTS FROM EQUITY OFFERINGS. Section 2.6(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(f) PREPAYMENT FROM EQUITY OFFERINGS (1) In the event that any Borrower issues Equity Interests (other than in connection with the replacement of the Series A or Series B Convertible Preferred Stock outstanding as of the Closing Date, whether by refinancing or otherwise and except as provided in paragraph (2) of this Section 2.6(f)), no later than the third Business Day following the date of receipt of the proceeds from any sale of such Equity Interests, such Borrower shall prepay the Loans in an amount equal to the lesser of (i) the amount of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, or (ii) the amount of the Obligations then outstanding. Prepayments made under this Section 2.6(f) shall be applied to the Loans in accordance with Section 2.6(i).

                           "(2) Notwithstanding paragraph (1) of this Section 2.6(f), in the event that any Borrower issues Equity Interests during calendar year 2000, (other than in connection with the replacement of the Series A or Series B Convertible Preferred Stock outstanding as of the Sixth Amendment Closing Date, whether by refinancing or otherwise), no later than the third Business Day following the date of receipt of the proceeds from any sale of such Equity Interests, the first Five Million and 00/100 Dollars ($5,000,000.00) shall be applied as follows:

                                    "(A) to prepay the Term Loans in an amount
                  equal to the lesser of (i) the amount of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, or (ii) Seven Hundred and Fifty Thousand and 00/100 Dollars ($750,000.00) or (iii) the amount of the Term Loan payments due during the remaining of the fiscal year in which such proceeds are received;

                                    "(B) Four Million Two Hundred Fifty Thousand
                  Dollars and 00/100 ($4,250,000.00) to repay any amounts outstanding under the Revolving Credit Loans.

         "Proceeds from the issuance of Equity Interests during calendar year 2000 in excess of Five Million and 00/100 Dollars ($5,000,000.00) shall be applied in accordance with Section 2.6(f)(1)."

         5. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrowers hereby agree and covenant that all representations and warranties set forth in the Credit Agreement

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including, without limitation, all of those representations and warranties set forth in Article 5 thereof, are true and accurate as of the date hereof and except to the extent that such relate to a specific date. Borrowers further reaffirm all covenants set forth in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6, all financial covenants set forth in Article 7 except to the extent modified or amended by this Sixth Amendment, and all negative covenants set forth in Article 8 thereof, as if fully set forth herein.

         6. CONDITIONS PRECEDENT TO CLOSING OF SIXTH AMENDMENT. On or prior to the closing of this Sixth Amendment (hereinafter the "Sixth Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

                  (a) DOCUMENTS. Each of the documents to be executed and delivered at the Sixth Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Sixth Amendment Closing Date.

                  (b) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of their agreements or obligations under any of the Loan Documents, or (ii) for Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

                  (c) PERFORMANCE. Except as set forth herein, Borrowers shall have duly and properly performed, complied with and observed each of their covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Sixth Amendment Closing Date, and no condition shall exist on the Sixth Amendment Closing Date which constitutes a Default or an Event of Default.

                  (d) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Sixth Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to Agent.

                  (e) NO CHANGES. Since the date of the most recent balance sheets of Borrowers delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are material to Borrowers, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

         7.       MISCELLANEOUS.

                  (a) Borrowers shall reimburse Agent for all fees and disbursements of legal

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counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Sixth Amendment and the handling of any other matters incidental hereto.

                  (b) All of the terms, conditions and provisions of the Credit Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Credit Agreement conflicts with a term, condition or provision of this Sixth Amendment, the latter shall govern.

                  (c) This Sixth Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

                  (d) This Sixth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (e) This Sixth Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES TO FOLLOW.]

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         IN WITNESS WHEREOF, this Sixth Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and year first above written.

                      BORROWERS:

                      SUCCESSORIES, INC., an Illinois corporation


                      By: /s/ Gary J. Rovansek
                         ------------------------------------------------
                      Name:  Gary J. Rovansek
                      Title: President


                      CELEBRATING EXCELLENCE, INC., an Illinois corporation


                      By: /s/ Gary J. Rovansek
                         ------------------------------------------------
                      Name:  Gary J. Rovansek
                      Title: President


                      SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation


                      By: /s/ Gary J. Rovansek
                         ------------------------------------------------
                      Name:  Gary J. Rovansek
                      Title: President


                      CELEX SUCCESSORIES, INC., a Canadian corporation


                      By: /s/ Gary J. Rovansek
                         ------------------------------------------------
                      Name:  Gary J. Rovansek
                      Title: President

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                      BRITISH LINKS ACQUISITION CORP., an Illinois corporation


                      By: /s/ Gary J. Rovansek
                         ------------------------------------------------
                      Name:  Gary J. Rovansek
                      Title: President


                      B.L.G.C., INC., a Texas corporation


                      By: /s/ Gary J. Rovansek
                         ------------------------------------------------
                      Name:  Gary J. Rovansek
                      Title: President


                      AGENT:

                      THE PROVIDENT BANK, as Agent, an Ohio banking corporation


                      By: /s/ Nick Jevic
                         ------------------------------------------------
                      Name:  Nick Jevic
                      Title: Senior Vice President


                      LENDERS:

                      THE PROVIDENT BANK, an Ohio banking corporation


                      By: /s/ Nick Jevic
                         ------------------------------------------------
                      Name:  Nick Jevic
                      Title: Senior Vice President